UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 9, 2021
Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition.
On August 9, 2021, Bonanza Creek Energy, Inc. (the “Company”) announced its results for the fiscal quarter ended June 30, 2021. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
No Offer or Solicitation
This communication relates to proposed business combination transactions between the Company and Extraction Oil & Gas, Inc. (“XOG”) (the “XOG Merger”) and between the Company, Crestone Peak Resources LP (“CPR”), CPPIB Crestone Peak Resources America Inc. (“CPPIB”), Crestone Peak Resources Management LP (“CPR Management LP,” and, together with CPR and CPPIB, the “Group Companies”) and XOG (the “Crestone Merger,” and together with the XOG Merger, the “Mergers”). Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Mergers or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Offers of securities with respect to the XOG Merger and offers of securities to certain holders with respect to the Crestone Merger shall be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to issue the merger consideration in connection with the Crestone Merger to certain holders in reliance on the exemptions from the registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.
Important Additional Information
In connection with the Mergers, the Company and XOG have filed materials with the Securities and Exchange Commission (the “SEC”), including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”) and (2) a Registration Statement on Form S-4, Registration No. 333-257882, with respect to the XOG Merger (the “Registration Statement”), of which the Joint Proxy Statement is a part. After the Registration Statement is declared effective by the SEC, the Company and XOG intend to send the definitive form of the Joint Proxy Statement to the Company’s shareholders and the shareholders of XOG. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that the Company or XOG may file with the SEC and send to the Company’s shareholders or XOG’s shareholders in connection with the Mergers. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND XOG ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND XOG WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, XOG, THE GROUP COMPANIES, THE MERGERS, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by the Company and XOG with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be available free of charge from the Company’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting the Company’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by XOG will be available free of charge from XOG’s website at www.extractionog.com under the “Investor Relations” tab or by contacting XOG’s Investor Relations Department at (720) 974-7773 or ir@extractionog.com.

Participants in the Solicitation
The Company, XOG and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders and XOG’s shareholders in connection with the Mergers. Information regarding the executive officers and directors of the Company is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 28, 2021. Information regarding the executive officers and directors of XOG is included in its amended annual report on Form 10-K/A filed with the SEC on April 30, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Mergers. The Company filed an initial Registration Statement and Joint Proxy Statement with the SEC on July 14, 2021. Free copies of these documents may be obtained as described in the paragraphs above.
Cautionary Statement Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K concerning the Mergers, including any statements regarding the expected timetable for completing the Mergers, the results, effects, benefits and synergies of the Mergers, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding the Company’s, XOG’s or the combined companies’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company, XOG and the combined companies’ plans and expectations with respect to the Mergers and the anticipated impact of the Mergers on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that the Company’s shareholders may not approve the issuance of new shares of the Company’s common stock in the Mergers or that shareholders of XOG may not approve the XOG Merger Agreement; the risk that a condition to closing of the Mergers may not be satisfied, that either party may terminate the XOG Merger Agreement or the Crestone Peak Merger Agreement or that the closing of the Mergers might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Mergers; the diversion of management time on Merger-related issues; the ultimate timing, outcome and results of integrating the operations of the Company, XOG and the combined companies; the effects of the business combination of the Company, XOG and the combined companies, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Mergers; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Mergers. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, in its subsequently filed Quarterly Report on Form 10-Q, and in its July 14, 2021 Registration Statement and Joint Proxy Statement, each of which is on file with the SEC and available from the Company’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents the Company files with the SEC.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued August 9, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Dated: August 9, 2021	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Executive Vice President, General Counsel and Secretary